UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2012

USA InvestCo Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-172842	33-1219888
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

720 North 3rd St, Suite 301

Wilmington, NC 28401

(Address of principal executive office)

(910) 251-6160

(Registrant's telephone number, including area code)

Lambent Solutions Corp.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Accountant Previously Engaged as Principal Accountant.

On October 3, 2012, USA InvestCo Holdings, Inc., formerly known as Lambent Solutions Corp. (the “Company”), dismissed MaloneBailey, LLP (“MaloneBailey”), as the independent registered public accounting firm of the Company. The dismissal was approved by the Board of Directors of the Company (the “Board”).

The reports of MaloneBailey on the financial statements of the Company for the fiscal years ended February 28, 2011, and February 29, 2012, did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except an explanatory paragraph as to an uncertainty with respect to the Company’s ability to continue as a going concern.

Since the Company’s inception on January 20, 2011 through the date of this report, there were no (1) disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey, would have caused them to make reference thereto in their reports on the financial statements for such years; or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that MaloneBailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated October 9, 2012, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Accountant as Principal Accountant.

On October 3, 2012, the Board approved the appointment of Webb & Company, P.A. (“Webb”) as the independent registered public accounting firm of the Company.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Webb’s engagement, neither the Company nor anyone on behalf of the Company consulted with Webb regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and Webb did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On September 5, 2012, the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada to change its name from “Lambent Solutions Corp.” to “USA InvestCo Holdings, Inc.” (the “Name Change”). A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 8.01	Other Events

On October 8, 2012, the Company submitted an Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority (“FINRA”), to report the Name Change to FINRA and to request a change in the Company’s trading symbol (the “Trading Symbol”) from “LMTS” to either “USCO”, “USAI” or “USAV”. The Company has not yet received notice from FINRA regarding what its new Trading Symbol will be.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation.

16.1	Letter to the Securities and Exchange Commission from MaloneBailey, LLP, dated October 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMBENT SOLUTIONS CORP.

Date: October 9, 2012	By:	/s/ Charles Schoninger
Charles Schoninger
Chief Executive Officer